UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766
333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On July 29, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp., intends to commence an offering of $350 million aggregate principal amount of its Senior Notes due 2020 (the “2020 Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended. The proceeds from the offering will be used for general partnership purposes. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the offering of the 2020 Notes, Icahn Enterprises disclosed certain information to prospective investors in a preliminary offering memorandum dated July 29, 2013 (the “Offering Memorandum”). Pursuant to Regulation FD, Icahn Enterprises is furnishing as Exhibit 99.2 the sections captioned “Summary—Business Strengths—Significant Net Asset Value,” “Summary—Business Strengths—Strong Liquidity Position,” Summary—Recent Developments—Preliminary Unaudited Selected Financial and Other Data for Quarter Ended June 30, 2013,” “Risk Factors—Risks Related to Our Business” and “Capitalization.”

In addition, in connection with the offering, Icahn Enterprises made investor presentations to certain existing and potential investors. The investor presentation is attached hereto as Exhibit 99.3

The information contained in Exhibit 99.2 and Exhibit 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.2 and Exhibit 99.3 shall not be incorporated by reference into any of Icahn Enterprises’ filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated July 29, 2013.

99.2 – Information contained under the captions “Summary—Business Strengths—Significant Net Asset Value,” “Summary—Business Strengths—Strong Liquidity Position,” Summary—Recent Developments—Preliminary Unaudited Selected Financial and Other Data for Quarter Ended June 30, 2013,” “Risk Factors—Risks Related to Our Business” and “Capitalization” in the Offering Memorandum.

99.3 – Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: July 29, 2013		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date July 29, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer